Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Vital Health Technologies, Inc, a Minnesota corporation (the “Company”), on Form 10-QSB for the quarter ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the ”Report”), I, Halton Martin, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

     1.   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of operations of  the Company.

Dated: January 8, 2008

VITAL HEALTH TECHNOLOGIES, INC.

By: /s/ Halton Martin
Halton Martin
Chief Executive Officer and
Chief Financial Officer